SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported):  April 25, 2000
                                                       (April 15, 2000)




                          New York Bagel Enterprises, Inc.
              (Exact name of Registrant as specified in its charter)

                                    0-21205
                            (Commission file number)


 Kansas                                                           73-1369185
(State or other jurisdiction of
 incorporation or organization)         (I.R.S. Employer Identification No.)



                               115 East 8th Street
                            Stillwater, Oklahoma 74074
          (Address of principal executive offices, including zip code)



                                  405-624-3700
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

On April 15, 2000, New York Bagel Enterprises, Inc., filed the second monthly report with the United States Bankruptcy Court for the District of Kansas concerning the fiscal-month period ended March 29, 2000. The monthly report filed with the Bankruptcy Court is filed as an exhibit, with the exception that bank statements, check stubs, and other similar documents filed as part of the monthly report have been omitted. Information contained in the omitted documents has been either compiled or summarized and then incorporated into the exhibit.

Item 5.  Other Events.

All the prior officers and directors of New York Bagel Enterprises, Inc., have resigned and Richard Randall Webb has been appointed as the sole officer and director.

Item 7.  Financial Statements and Exhibits.

(c) Exhibits.

99. Monthly Report for the period ended March 29, 2000, in substantially the same form as filed on April 15, 2000, with the United States Bankruptcy Court for the District of Kansas.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                            NEW YORK BAGEL ENTERPRISES, INC.

                                            /s/Richard Randall Webb
                                            __________________________________
                                            Richard Randall Webb
                                            Chief Executive Officer


Dated:  April 25, 2000